UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2004

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 Third Quarter 2004 Earnings

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On October 14, 2004, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 2.02.

On October 14, 2004, the Registrant issued a press release announcing its earnings results for the three- and nine-month periods ended September 30, 2004. This press release, dated October 14, 2004, is attached as Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	The Registrant’s October 14, 2004, press release announcing its earnings results for the three- and nine-month periods ended September 30, 2004.

ANNEX A

Third Quarter 2004 Review October 14, 2004 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated fourth quarter and full-year 2004 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; failure of the economy to continue to improve, which could materially impact credit quality trends and the ability to generate loans; declines or disruptions in the stock or bond markets; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; inaccurate or erroneous assumptions made in connection with various modeling techniques; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; further disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.

Progress on Strategic Priorities STRATEGIC PRIORITIES Profitably grow revenue Improve asset quality Maintain expense discipline Improve shareholder returns RESULTS Revenue up 1.1% from 2Q04 Avg. commercial loans up 3.4% from 2Q04 NPLs down for 8th consecutive quarter Net charge-offs lowest since 2Q00 Expenses down from 3Q03 YTD Total Return: Key 11% vs. Peers 6%

Financial Summary - 3Q04 vs. 2Q04 EPS of $0.61 Total revenue (TE) up $12 million Net interest margin up 4 bps to 3.61% NPLs down $64 million Repurchased 2.5 million shares

Net Interest Margin (TE) 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 KEY 0.0368 0.0368 0.0368 0.0371 0.0363 0.0377 0.0385 0.0398 0.0393 0.0398 0.0399 0.0398 0.0386 0.0385 0.0373 0.0378 0.0374 0.0357 0.0361 Peer Median S&P Regional & Diversified Bank Indices 0.0407 0.0406 0.0415 0.042 0.0412 0.0394 0.0388 0.0381 0.0362 0.0364 0.0369 0.0357 KEY Peer Median S&P Regional & Diversified Bank Indices

$36.5 $36.4 $36.5 $36.5 $36.4 $36.1 $36.3 $37.3 $38.6 24.6 24.3 24.7 25.2 25.7 25.7 26.0 25.5 25.5 1.7 1.4 1.1 0.9 0.8 0.6 0.4 0.3 0.3 0.7 0.6 0.5 0.4 0.2 0.2 0.1 - - 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 C&I Runoff 1.4 1.3 1.1 0.9 0.8 0.7 0.6 0.5 0.4 0.2 0.2 0.01 0 0 Auto Runoff 3.9 3.5 3 2.5 2 1.7 1.4 1.1 0.9 0.8 0.6 0.04 0.03 0.03 Consumer Loans 23.2 23.3 22 22.9 24 24.6 24.3 24.7 25.2 25.7 25.7 26 25.5 25.5 Commercial Loans 38.4 38.1 37.7 37.1 37.1 36.5 36.4 36.5 36.5 36.7 36.1 36.3 37.3 38.6 Total 67 66.2 63.8 63.5 63.9 63.5 62.7 62.8 63 63.1 62.6 62.8 63.1 64.4 Average Loans $ in billions Commercial Consumer Auto Commercial Exit Portfolios

$ in billions Average Core Deposit Growth 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 dda 8.2 8.3 8.8 8.6 8.7 9.2 9.9 9.8 10.1 10.6 10.9 10.7 11 11.3 CD's 14.5 13.7 13.7 13.4 13.1 12.7 12.2 11.8 11.4 11.1 11 11 10.6 10.3 Savings 2 1.9 1.9 1.9 2 2 2 2 2.1 2.1 2.1 2 2 2 Now & Mmda 12.9 13.1 13 13.4 13.2 13.3 15.1 16.8 17.7 18.4 18.8 18.9 19.8 20.5 Total 37.6 37 37.4 37.3 37 37.2 39.2 40.4 41.3 42.2 42.8 42.6 43.4 44.1 Now/MMDA $13.3 $15.1 $16.8 $17.7 $18.4 $18.8 $18.9 $19.8 $20.5 Savings 2.0 2.0 2.0 2.1 2.1 2.1 2.0 2.0 2.0 CD's 12.7 12.2 11.8 11.4 11.1 11.0 11.0 10.6 10.3 DDA 9.2 9.9 9.8 10.1 10.6 10.9 10.7 11.0 11.3 TOTAL $37.2 $39.2 $40.4 $41.3 $42.2 $42.8 $42.6 $43.4 $44.1

Asset Quality Net C/O to Average Loans Nonperforming Loans to EOP Loans Nonperforming Assets to EOP Loans + OREO Allowance to Total Loans to Nonperforming Loans $ in millions 3Q03 4Q03 1Q04 2Q04 3Q04 $ 76 .47% $ 390 .60% $ 460 .71% $1,251 1.93% 321% $ 123 .77% $ 795 1.27% $ 862 1.37% $1,405 2.24% 177% $ 123 .78% $ 694 1.11% $ 753 1.20% $1,406 2.24% 203% $ 111 .71% $ 587 .94% $ 670 1.07% $1,306 2.09% 222% $ 104 .67% $ 454 .71% $ 540 .84% $1,276 1.99% 281%

Net Charge-Offs to Average Loans Corporate & Investment Banking Consumer Banking 1Q02 0.0149 0.0105 2Q02 0.0151 0.0093 3Q02 0.0143 0.0077 4Q02 0.0132 0.0097 1Q03 0.0108 0.0097 2Q03 0.01 0.0075 3Q03 0.0073 0.0084 4Q03 0.0074 0.0083 1Q04 0.0059 0.0088 2Q04 0.0055 0.0083 3Q04 0.0037 0.0062 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Consumer Commercial 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 by Loan Type

Capital 3Q03 4Q03 1Q04 2Q04 3Q04 Tang. Equity/Tang. Assets 6.94% 6.94% 6.98% 6.64% 6.57% Tier 1 Risk-Based Capital 8.23% 8.35% 8.10% 7.93% 7.74% * Cash dividends paid $ .305 $ .305 $ .31 $ .31 $ .31 (per share) Shares Repurchased 2.5 4.0 8.0 6.0 2.5 (millions) * Estimated

Stable net interest margin Modest loan/earning assets growth Stable to improving asset quality Continued expense discipline 4Q04 EPS Range: $0.60 to $0.63 Outlook - Fourth Quarter 2004

Appendix

Financial Summary Consumer Banking Total Revenue (TE) $592 $551 $600 7.4% (1.3)% Provision for Loan Losses 51 46 70 10.9 (27.1) Non Interest Expense 352 345 355 2.0 (0.8) Net Income 118 100 110 18.0 7.3 Percent of Consolidated Net Income 47% 42% 49 % N/A N/A Average Loans 29,331 29,362 29,179 (0.1) 0.5 Average deposits 35,574 35,025 35,062 1.6 1.5 ROE 23.25% 19.87% 21.07 % N/A N/A $ in millions Percent Change 3Q04 2Q04 3Q03 3Q04 vs 2Q04 3Q04 vs 3Q03

Line of Business Summary Consumer Banking Retail Banking Total Revenue (TE) $321 $312 $330 2.9% (2.7)% Net Income 59 58 66 1.7 (10.6) Average Loans 10,771 10,557 10,178 2.0 5.8 Average Deposits 30,116 29,796 30,051 1.1 0.2 ROE 38.35% 39.07% 43.86 % N/A N/A Small Business Total Revenue (TE) $97 $95 $97 2.1% - Net Income 19 19 18 - 5.6% Average Loans 4,420 4,479 4,502 (1.3) (1.8) Average Deposits 5,047 4,865 4,618 3.7 9.3 ROE 19.68% 20.06% 18.69 % N/A N/A Consumer Finance Total Revenue (TE) $174 $144 $173 20.8% 0.6% Net Income 40 23 26 73.9 53.8 Average Loans 14,140 14,326 14,499 (1.3) (2.5) Average Deposits 411 364 393 12.9 4.6 ROE 15.56% 8.84% 9.45 % N/A N/A Percent Change 3Q04 2Q04 3Q03 3Q04 vs 2Q04 3Q04 vs 3Q03 $ in millions

Financial Summary Corporate and Investment Banking Total Revenue (TE) $365 $363 $358 0.6% 2.0 % Provision for Loan Losses (1) 25 48 N/M N/M Non Interest Expense 187 169 174 10.7 7.5 Net Income 112 106 85 5.7 31.8 Percent of Consolidated Net Income 44% 44% 37 % N/A N/A Average Loans 29,078 27,854 27,901 4.4 4.2 Average deposits 5,146 4,958 4,566 3.8 12.7 ROE 14.87% 14.24% 11.08 % N/A N/A Percent Change 3Q04 2Q04 3Q03 3Q04 vs 2Q04 3Q04 vs 3Q03 $ in millions

Line of Business Summary Corporate Banking Total Revenue (TE) $190 $198 $196 (4.0)% (3.1)% Net Income 54 45 28 20.0 92.9 Average Loans 13,106 12,558 12,813 4.4 2.3 Average Deposits 3,767 3,742 3,576 0.7 5.3 ROE 13.70% 11.38% 6.62 % N/A N/A KeyBank Real Estate Capital Total Revenue (TE) $104 $91 $102 14.3% 2.0 % Net Income 37 33 38 12.1 (2.6) Average Loans 8,286 7,752 8,260 6.9 0.3 Average Deposits 1,366 1,202 976 13.6 40.0 ROE 15.95% 14.67% 16.79 % N/A N/A Key Equipment Finance Total Revenue (TE) $71 $74 $60 (4.1)% 18.3 % Net Income 21 28 19 (25.0) 10.5 Average Loans 7,686 7,544 6,828 1.9 12.6 Average Deposits 13 14 14 (7.1) (7.1) ROE 16.51% 22.66% 16.07 % N/A N/A Percent Change 3Q04 2Q04 3Q03 3Q04 vs 2Q04 3Q04 vs 3Q03 $ in millions Corporate and Investment Banking

Investment Management Services Financial Summary Total Revenue (TE) $193 $202 $200 (4.5)% (3.5)% Provision for Loan Losses 1 3 5 (66.7) (80.0) Non Interest Expense 149 162 162 (8.0) (8.0) Net Income 27 23 21 17.4 28.6 Percent of Consolidated Net Income 11% 10% 9 % N/A N/A Average Loans 5,275 5,226 5,100 0.9 3.4 Average deposits 7,114 7,188 6,382 (1.0) 11.5 ROE 17.58% 15.37% 13.93 % N/A N/A $ in millions Percent Change 3Q04 2Q04 3Q03 3Q04 vs 2Q04 3Q04 vs 3Q03

18

Total Revenue (TE)

$ in millions


$1,150
$1,117
$1,184
$1,144
$1,145
$1,169
$1,154
$1,170
$1,100
$1,144
$1,153
$1,159
$1,116
$1,104
$1,116
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04

	1Q01	2Q01	3Q01	4Q01	1Q02	2Q02	3Q02	4Q02	1Q03	2Q03	3Q03	4Q03	1Q04	2Q04	3Q04
Net Interest Inc.	695	719	730	726	702	721	722	724	703	710	690	693	685	658	680
Noninterest Inc.	455	398	454	418	443	448	432	446	397	434	463	466	431	446	436

Noninterest Expense $ in millions 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Non-Personnel Expense 334 512 350 367 298 304 301 313 295 316 319 319 286 308 296 Personnel Expense 364 346 333 335 363 361 357 355 363 372 380 379 373 371 394 698 858 683 702 661 665 658 668 658 688 699 698 659 679 690 Personnel Non-Personnel 364 345 334 335 363 361 358 354 363 371 380 379 373 371 394 334 513 349 367 298 304 301 314 294 317 319 319 286 308 296

Money Market Fixed Income Equity 12/31/1998 12/1/1999 12/1/2000 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Equity 37.9 39.2 37.7 34.7 35.9 32.1 35.8 34.5 31.1 25.4 27.2 25.4 26.9 28.8 31.8 31.9 32.3 32.4 Fixed Income 14.3 14.4 14.6 14.7 15.3 16.9 16.9 18.5 18.9 17.6 16.1 16.3 17.1 17.3 17.3 18.2 18.7 19.6 Money Market 18.3 19.7 21.7 22 23.2 21.2 20 19.4 20.7 19.4 18.4 19.1 19.3 18.9 19.6 19.3 19 19.2 Total 70.5 73.3 74 71.4 74.4 70.2 72.7 72.4 70.7 62.4 61.7 60.8 63.3 65 68.7 69.4 70 71.2 Assets Under Management $ in billions 22.0 23.2 21.2 20.0 19.4 20.7 19.4 18.4 19.1 19.3 18.9 19.5 19.3 19.0 19.2 14.7 15.3 16.9 16.9 18.5 18.9 17.6 16.1 16.3 17.1 17.3 17.4 18.2 18.7 19.6 34.7 35.9 32.1 35.8 34.5 31.1 25.4 27.2 25.4 26.9 28.8 31.8 31.9 32.3 32.4

Net Charge-Offs to Average Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 KEY 0.0084 0.0042 0.0063 0.0064 0.0066 0.0102 0.0104 0.0137 0.0132 0.0127 0.0116 0.0118 0.0104 0.009 0.0077 0.0078 0.0071 0.0067 0.0047 Peer Median S&P Regional & Diversified Bank Indices 0.0062 0.0067 0.0064 0.0077 0.0062 0.0057 0.0057 0.006 0.0051 0.0061 0.0037 0.0032 KEY Peer Median S&P Regional & Diversified Bank Indices

Allowance to Total Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 KEY 0.0153 0.0149 0.0151 0.015 0.0149 0.0185 0.0182 0.0265 0.0251 0.0241 0.0237 0.0232 0.0227 0.0222 0.0224 0.0224 0.0209 0.0199 0.0193 Peer Median S&P Regional & Diversified Bank Indices 0.0146 0.0148 0.0148 0.0146 0.0146 0.0146 0.0148 0.0147 0.0145 0.0146 0.01391 0.0137 KEY Peer Median S&P Regional & Diversified Bank Indices

1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 KEY 2.0698 1.7963 1.6909 1.54 1.4039 1.5445 1.3266 1.8429 1.6516 1.6082 1.5086 1.5398 1.5719 1.68 1.77 2.03 2.22 2.81 3.21 Peer Median S&P Regional & Diversified Bank Indices 1.9011 1.9939 1.8636 2.0114 2.0021 2.0677 1.9863 2.02 2.2 2.45 2.62 2.85 Allowance to NPL KEY Peer Median S&P Regional & Diversified Bank Indices

NPAs to Loans and OREO 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 KEY 0.0074 0.0078 0.0088 0.0093 0.01 0.011 0.0123 0.0141 0.0149 0.0158 0.0156 0.0161 0.0159 0.0154 0.0142 0.0137 0.012 0.0107 0.0084 0.0071 Peer Median S&P Regional & Diversified Bank Indices 0.0096 0.0096 0.0099 0.01 0.0096 0.0085 0.0087 0.0081 0.0074 0.0073 0.0064 0.0057 KEY Peer Median S&P Regional & Diversified Bank Indices

4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 KEY 0.44 0.451 0.461 0.444 0.434 0.424 0.415 0.396 0.388 0.39 0.375 0.361 Commercial Loans - Utilization * Estimated *

Strong Dividend Record 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004T Outstanding 0.64 0.72 0.76 0.84 0.94 1.04 1.12 1.18 1.2 1.22 1.24 Dividend increased 39 consecutive years

Tangible Equity to Tangible Assets 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 KEY 0.0616 0.0612 0.061 0.0612 0.0629 0.0625 0.0651 0.0629 0.0657 0.0669 0.0671 0.0673 0.0671 0.069 0.0694 0.0694 0.0698 0.0664 0.0657 Peer Median S&P Regional & Diversified Bank Indices 0.068 0.0629 0.0664 0.068 0.0659 0.0656 0.0673 0.0655 0.0678 0.0678 0.0678 0.0649 KEY Peer Median S&P Regional & Diversified Bank Indices

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: October 14, 2004	/s/ Lee Irving

	By:	Lee Irving
Executive Vice President and Chief Accounting Officer